UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 12, 2010
XO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-30900	54-1983517
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

13865 Sunrise Valley Drive
Herndon, Virginia 20171
(Address of Principal Executive Offices)
(703) 547-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     The information contained in this Item 7.01, including the exhibit related thereto, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 and furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

     The discussion of the press release set forth in Item 8.01 is incorporated in this Item 7.01 by reference thereto.

Item 8.01. Other Events

     The information contained in this Item 8.01, including the exhibit related thereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.
     On October 12, 2010, the Company issued a press release announcing that it is planning to offer to holders of its common stock rights to purchase shares of a new class of non-convertible preferred stock.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated in this Item 8.01 by reference thereto.

Cautionary Language Concerning Forward-Looking Statements

    We make forward-looking statements throughout this report as this term is defined in the Private Securities Litigation Reform Act of 1995. In some cases these statements can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “target,” “can,” “could,” “may,” “should,” “will,” “would” and similar expressions. You are cautioned not to place undue reliance on these forward-looking statements. We are not obligated to publicly release any update to forward-looking statements to reflect events after the date of this report.  Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and the rights offering described in this press release and the terms thereof are yet to be finalized by our board of directors and may change as a result of a number of factors . Please see the detailed discussion of risk factors affecting our business and operations described from time to time in the reports filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2009 and our quarterly reports on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 12, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO HOLDINGS, INC.
By:	/s/ Laura W. Thomas
	Name:	Laura W. Thomas
	Title:	Senior Vice President and Chief Financial Officer

Date: October 13, 2010